UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 13, 2021

The Charles Schwab Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  1-9700

Delaware	94-3025021
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3000 Schwab Way, Westlake, TX 76262
(Address of principal executive offices, including zip code)

(817) 859-5000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – $.01 par value per share	SCHW	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 6.00% Non-Cumulative Preferred Stock, Series C	SCHW PrC	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 5.95% Non-Cumulative Preferred Stock, Series D	SCHW PrD	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 4.450% Non-Cumulative Preferred Stock, Series J	SCHW PrJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) The Annual Meeting of Stockholders of The Charles Schwab Corporation (CSC) was held on May 13, 2021.

(b) All nominees for directors were elected, and each nominee received more “for” votes than “against” votes cast for his or her election. The proposals for ratification of the selection of Deloitte & Touche LLP as CSC’s independent auditors and the advisory vote on named executive officer compensation were approved. The stockholder proposal requesting disclosure of lobbying policy, procedures and oversight; lobbying expenditures; and participation in organizations engaged in lobbying was not approved. The stockholder proposal requesting declassification of the board of directors to elect each director annually was approved. The final voting results were as follows:

		For	Against	Abstain	Broker Non-Vote
1	Election of Directors
	(a) Walter W. Bettinger II	1,567,351,807	16,465,099	1,101,398	42,199,378
	(b) Joan T. Dea	1,418,371,747	165,484,822	1,061,735	42,199,378
	(c) Christopher V. Dodds	1,479,952,395	103,907,473	1,058,436	42,199,378
	(d) Mark A. Goldfarb	1,236,434,827	338,539,939	9,943,538	42,199,378
	(c) Bharat B. Masrani	1,521,813,245	61,649,308	1,455,751	42,199,378
	(c) Charles A. Ruffel	1,570,251,096	13,524,439	1,142,769	42,199,378
2	Ratification of the selection of Deloitte & Touche LLP as independent auditors	1,559,550,628	66,684,165	882,889	0
3	Advisory vote to approve named executive officer compensation	1,495,476,997	86,578,454	2,862,853	42,199,378
4	Stockholder Proposal requesting disclosure of lobbying policy, procedures and oversight; lobbying expenditures; and participation in organizations engaged in lobbying	696,152,642	883,179,764	5,585,898	42,199,378
5	Stockholder Proposal requesting declassification of the board of directors to elect each director annually	1,074,436,383	500,015,398	10,466,523	42,199,378

Signature(s)

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: May 18, 2021	By:	/s/ Peter Crawford
Peter Crawford
Executive Vice President and Chief Financial Officer